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                                                                    EXHIBIT 3.1



                           ARTICLES OF INCORPORATION

                                       OF

                               PNC FINANCIAL CORP


        FIRST.  The name of the Corporation is PNC FINANCIAL CORP.

        SECOND. The location and post office address of its initial registered office in this Commonwealth is Pittsburgh National Building, Fifth Avenue and Wood Street, Pittsburgh, Pennsylvania 15222.

        THIRD. The Corporation is incorporated under the provisions of the Business Corporation Law, the Act approved May 5, 1933, P.L. 364, as amended. The purpose of the Corporation is and it shall have unlimited power to engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under such Act.

        FOURTH.  The term of the Corporations's existence is perpetual.

        FIFTH. The authority to make, amend and repeal the by-laws of the Corporation is hereby vested in the Board of Directors, subject always to the power of the shareholders to change any such action.

        SIXTH. The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 35,000,000 shares, divided into two classes consisting of 5,000,000 shares of preferred stock of the par value of $1 each ("Preferred Stock") and 30,000,000 shares of common stock of the par value of $5 each ("Common Stock").

        SEVENTH. The following is a statement of certain of the designations, preferences, qualifications, privileges, limitations, restrictions, and special or relative rights in respect of the Preferred Stock and the Common Stock and a statement of the authority vested in the Board of Directors to fix by resolution any designations, preferences, privileges, qualifications, limitations, restrictions and special or relative rights of any series of Preferred Stock which are not fixed hereby:


                                PREFERRED STOCK

        1. Issuance in series. The shares of Preferred Stock may be issued from time to time in series. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series. All shares of any particular series shall be identical except, if entitled to cumulative dividends, as to the date or dates from which dividends thereon shall be cumulative. The shares of any one series need not be identical or rank equally with the shares of any other series except as required by law or as provided hereby. The Board of Directors is expressly vested with authority to establish and designate any one or more series of Preferred Stock and to fix and determine by resolution any designations, preferences, qualifications, privileges, limitations, restrictions or special or relative rights of additional series which are not fixed hereby, including the following:

         (a) The number of shares to constitute the series and the distinctive designation thereof.

         (b) The dividend rate, the dates for payment of dividends, whether dividends shall be cumulative, and, if so, the date or dates from which and the extent to which dividends shall be cumulative.

         (c) The amount or amounts payable upon voluntary or involuntary liquidation of the Corporation.

         (d)  The voting rights, if any, of the holders of shares of the series.

         (e) The redemption price or prices, if any, and the terms and conditions on which shares may be redeemed.

         (f) Whether the shares of the series shall be convertible into or exchangeable for shares of capital stock of the Corporation or other securities, and, if so, the conversion price or prices or the rate or rates of conversion or exchange, any adjustments thereof, and any other terms and conditions of conversion or exchange.





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         (g)  Whether the shares of the series shall be entitled to the benefit of any retirement or sinking fund to be applied to the purchase or redemption of such shares, and, if so, the amount thereof and the terms and conditions relative to the operation thereof.

         (h) The rank of the shares of the series, as to dividends and assets, in relation to the shares of any other class or series of capital stock of the Corporation.

         (i) Such other preferences, qualifications, privileges, limitations, restrictions or special or relative rights of any series as are not fixed hereby and as the Board of Directors may deem advisable and state in such resolutions.

        2. Dividends. The holders of shares of each series of Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, dividends at the rate which shall have been fixed hereby or by the Board of Directors as authorized hereby with respect to such series, and no more except as shall have been determined by the Board of Directors as authorized hereby. If dividends on a particular series shall have been determined hereby or by the Board of Directors as authorized hereby to be cumulative, no dividends shall be paid or set apart for payment or declared on the Common Stock or on any class or series of stock of the Corporation ranking as to dividends subordinate to such series (other than dividends payable in Common Stock or in any class or series of stock of the Corporation ranking as to dividends and assets subordinate to such series) and no payment shall be made or set apart for the purchase, redemption or other acquisition for value of any shares of Common Stock or of any class or series of stock of the Corporation ranking as to dividends or assets subordinate to such series, until dividends (to the extent cumulative) for all past dividend periods on all outstanding shares of such series have been paid, or declared and set apart for payment, in full. In case dividends for any dividend period are not paid in full on all shares of Preferred Stock ranking equally as to dividends, all such shares shall participate ratably in the payment of dividends for such period in proportion to the full amounts of dividends to which they are respectively entitled.

        3. Liquidation of the Corporation. In the event of voluntary or involuntary liquidation of the Corporation the holders of shares of each series of Preferred Stock shall be entitled to receive from the assets of the Corporation (whether capital or surplus), prior to any payment to the holders of Common Stock or of any class or series of stock of the Corporation ranking as to assets subordinate to such series, the amount fixed hereby or by the Board of Directors as authorized hereby for such series, plus, in case dividends on such series shall have been determined hereby or by the Board of Directors as authorized hereby to be cumulative, an amount equal to the accrued and unpaid dividends thereon (to the extent cumulative) computed to the date on which payment thereof is made available, whether or not earned or declared. After such payment to the holders of shares of such series, any remaining balance shall be paid to the holders of Common Stock or of any class or series of stock of the Corporation ranking as to assets subordinate to such series, as they may be entitled. If, upon liquidation of the Corporation, its assets are not sufficient to pay in full the amounts so payable to the holders of shares of all series of Preferred Stock ranking equally as to assets, all such shares shall participate ratably in the distribution of assets in proportion to the full amounts to which they are respectively entitled. Neither a merger nor a consolidation of the Corporation into or with any other corporation nor a sale, transfer or lease of all or part of the assets of the Corporation shall be deemed a liquidation of the Corporation within the meaning of this paragraph.

        4. Voting rights. (a) Except as otherwise required by law, holders of shares of Preferred Stock shall have only such voting rights, if any, as shall have been fixed and determined hereby or by the Board of Directors as authorized hereby. Except as otherwise required by law or as otherwise provided hereby or by the Board of Directors as authorized hereby, holders of Preferred Stock having voting rights and holders of Common Stock shall vote together as one class.

        (b) If the Corporation shall have failed to pay, or declare and set apart for payment, dividends on all outstanding shares of Preferred Stock in an amount equal to six quarterly dividends at the rates payable upon such shares (whether or not such dividends are cumulative), the number of directors of the Corporation shall be increased by two at the first annual meeting of the shareholders of the Corporation held thereafter, and at such meeting and at each subsequent annual meeting until cumulative dividends payable for all past dividend periods and continuous noncumulative dividends for at least one year on all outstanding shares of Preferred Stock entitled





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thereto shall have been paid, or declared and set apart for payment, in full, the holders of shares of Preferred Stock of all series shall have the right, voting as a class, to elect such two additional members of the Board of Directors to hold office for a term of one year. Upon such payment, or such declaration and setting apart for payment, in full, the terms of the two additional directors so elected shall forthwith terminate, and the number of directors of the Corporation shall be reduced by two, and such voting right of the holders of shares of Preferred Stock shall cease, subject to increase in the number of directors as aforesaid and to revesting of such voting right in the event of each and every additional failure in the payment of dividends in an amount equal to six quarterly dividends as aforesaid.

        5. Action by Corporation requiring approval of Preferred Stock. The Corporation shall not, without the affirmative vote at a meeting, or the written consent with or without a meeting, of the holders of at least two-thirds of the then outstanding shares of Preferred Stock of all series (a) create or increase the authorized number of shares of any class of stock ranking as to dividends or assets prior to the Preferred Stock; or (b) change the preferences, qualifications, privileges, limitations, restrictions or special or relative rights granted to or imposed upon the shares of Preferred Stock in any material respect adverse to the holders thereof, provided that if any such change will affect any particular series materially and adversely as contrasted with the effect thereof upon any other series, no such change may be made without, in addition, such vote or consent of the holders of at least two-thirds of the then outstanding shares of the particular series which would be so affected.

        6. Redemption and acquisition (a) Except as otherwise provided by the Board of Directors as authorized hereby, the Corporation, at its option to be exercised by its Board of Directors, may redeem the whole or any part of the Preferred Stock or of any series thereof at such times and at the applicable amount for each share which shall have been fixed and determined hereby or by the Board of Directors as authorized hereby with respect thereto, plus, in case dividends shall have been determined hereby or by the Board of Directors as authorized hereby to be cumulative, an amount equal to the accrued and unpaid dividends thereon (to the extent cumulative) computed to the date fixed for redemption, whether or not earned or declared (hereinafter collectively called the "redemption price"). If at any time less than all of the Preferred Stock then outstanding is to be called for redemption, the Board may select one or more series to be redeemed, and if less than all the outstanding Preferred Stock of any series is to be called for redemption, the shares to be redeemed may be selected by lot or by such other equitable method as the board in its discretion may determine. Notice of every redemption, stating the redemption date, the redemption price, and the place of payment thereof, and, if less than all of the Preferred Stock then outstanding is called for redemption, identifying the shares to be redeemed, shall be published at least once in a newspaper printed in the English language and of general circulation in the City of Philadelphia, Pennsylvania, or in the Borough of Manhattan, the City of New York, New York, the first publication to be not less than 30 nor more than 60 days prior to the date fixed for redemption. Copies of such notice shall be mailed at least 30 days and not more than 60 days prior to the date fixed for redemption to the holders of record of the shares to be redeemed at their addresses as the same shall appear on the books of the Corporation, but failure to give such additional notice by mail or any defect therein or failure of any addressee to receive it shall not affect the validity of the proceedings for redemption. The Corporation, upon publication of the first notice of redemption as aforesaid or upon irrevocably authorizing the bank or trust company hereinafter mentioned to publish such notice as aforesaid, may deposit or cause to be deposited in trust with a bank or trust company in the City of Philadelphia, Pennsylvania, or in the Borough of Manhattan, the City of New York, New York an amount equal to the redemption price of the shares to be redeemed, which amount shall be payable to the holders thereof upon surrender of certificates therefor on or after the date fixed for redemption or prior thereto if so directed by the Board of Directors. Upon such deposit, or if no such deposit is made then from and after the date fixed for redemption unless the Corporation shall default in making payment of the redemption price upon surrender of certificates as aforesaid, the shares called for redemption shall cease to be outstanding and the holders thereof shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Corporation with respect to such shares other than the right to receive the redemption price form such bank or trust company or from the Corporation, as the case may be, without interest thereon, upon surrender of certificates as aforesaid; provided that conversion rights of shares called for redemption shall terminate at the close of business on the date fixed for redemption or at such earlier time as shall have been fixed by the board of Directors as authorized hereby. Any funds so deposited which shall not be required for such redemption because of the exercise of conversion rights subsequent to the date of such deposit shall be returned to the Corporation. In case any holder of shares called for redemption shall not, within



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six years after the date of such deposit, have claimed the amount deposited with respect to the redemption thereof, such bank or trust company, upon demand, shall pay over to the Corporation such unclaimed amount and shall thereupon be relieved of all responsibility in respect thereof to such holder, and thereafter such holder shall look only to the Corporation for payment thereof. Any interest which may accrue on funds so deposited shall be paid to the Corporation from time to time.

        (b) Except as otherwise provided by the Board of Directors as authorized hereby, the Corporation shall have the right to acquire Preferred Stock from time to time at such price or prices as the Corporation may determine, provided that unless dividends (to the extent cumulative) payable for all past quarterly dividend periods on all outstanding shares of Preferred Stock entitled to cumulative dividends have been paid, or declared and set apart for payment, in full, the Corporation shall not acquire for value any shares of Preferred Stock except in accordance with an offer (which may vary as to terms offered with respect to shares of different series but not with respect to shares of the same series) made in writing or by publication (as determined by the Board of Directors) to all holders of record of shares of Preferred Stock.

        (c) Except as otherwise provided by the Board of Directors as authorized hereby, Preferred Stock redeemed or acquired by the Corporation otherwise than by conversion shall not be cancelled or retired except by action of the Board and shall have the status of authorized and unissued Preferred Stock which may be reissued by the Board as shares of the same or any other series until cancelled and retired by action of the Board, but, at the option of the Board, Preferred Stock acquired otherwise than by redemption or conversion may be held as treasury shares which may be reissued by the Board until cancelled and retired by action of the Board.


             $1.80 CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES A

        7. Designation. A series of Preferred Stock designated $1.80 Cumulative Convertible Preferred Stock, Series A (Redeemable) (herein called "Series A Preferred Stock") is hereby established, consisting of 98,583 shares subject to increase or decrease in the number of shares in accordance with law.

        8. Dividends. The dividend rate of shares of this series shall be $1.80 per share per year, payable quarterly on the tenth day of each March, June, September and December. Dividends shall be cumulative from the March 10, June 10, September 10 or December 10 next preceding the date of issue of each share, unless the date of issue is a quarterly dividend payment date or a date between the record date for the determination of holders of $1.80 Cumulative
Convertible Preferred Stock or Provident National Corporation, a predecessor of the Corporation (such stock having been converted into the Series A Preferred Stock), entitled to receive a quarterly dividend and the date of payment of such quarterly dividend, in either of which events such dividends shall be cumulative from such quarterly dividend payment date.

        9. Liquidation. The amount payable upon shares of Series A Preferred Stock in the event of voluntary or involuntary liquidation of the Corporation, prior to any payment to the holders of Common Stock or of any class or series of stock of the Corporation ranking as to assets subordinate to the Series A Preferred Stock, shall be $40.00 per share plus an amount equal to accrued and unpaid dividends thereon computed to the date on which payment thereof is made available, whether or not earned or declared.

        10. Redemption. Shares of Series A Preferred Stock shall be redeemable at any time at $40.00 per share plus an amount equal to accrued and unpaid dividends thereon computed to the date fixed for redemption, whether or not earned or declared.

        11. Voting rights. Each holder of record of Series A Preferred Stock shall have the right to a number of votes equal to the number of full shares of Common Stock into which the share or shares of Series A Preferred Stock standing in his name on the books of the Corporation are at the time convertible.





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        12.  Conversion provisions. (a) Shares of Series A Preferred Stock may, at the option of the holder, be converted into Common Stock of the Corporation (as such stock may be constituted on the conversion date) at the rate of two shares of Common Stock for each share of Series A Preferred Stock, subject to adjustment as provided herein; provided that, as to any shares of Series A Preferred Stock which shall have been called for redemption, the conversion right shall terminate at the close of business on the date fixed for redemption.

        (b) The holder of a share or shares of Series A Preferred Stock may exercise the conversion right as to any thereof by delivering to the Corporation, during regular business hours, at its principal office or at the office of any of its transfer agents for the Series A Preferred Stock or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for Common Stock are to be issued. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "conversion date". As promptly as practicable thereafter the Corporation shall issue and deliver to or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which he is entitled and a check, cash, scrip certificate or other adjustment in respect of any fraction of a share as provided in section 12(d) below. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of such Common Stock of record on the conversion date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a holder of such Common Stock of record on the next succeeding date on which the transfer books are open, but the conversion rate shall be that in effect on the conversion date.

        (c) No payment or adjustment shall be made for dividends accrued on any shares of Series A Preferred Stock converted or for dividends on any shares of Common Stock issuable on conversion.

        (d) The Corporation shall not be required to issue any fraction of a share upon conversion of any share or shares of Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the total number of shares of Series A Preferred Stock so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon conversion, the Corporation shall make an adjustment therefor in cash unless its Board of Directors shall have determined to adjust fractional interest by issuance of scrip certificates or in some other manner. Adjustment in cash shall be made on the basis of the current market value of one share of Common Stock, which shall be taken to be the last reported sale price of the Corporation's Common Stock on the principal stock exchange on which the Common Stock is then listed on the last business day before the conversion date or, if there was no reported sale on that day, the average of the closing bid and asked quotations on that exchange on that day or, if the Common Stock is not then listed on any stock exchange, the average of the lowest bid and the highest asked quotations in the over-the-counter market on that day.

        (e) The issuance of Common Stock on conversion of Series A Preferred Stock shall be without charge to the converting holder of Series A Preferred Stock for any tax in respect of the issuance thereof, but the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares in any name other than that of the holder of record on the books of the Corporation of the shares of Series A Preferred Stock converted, and the Corporation shall not be required to issue or deliver any certificate for shares of Common Stock unless and until the person requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

        (f) The conversion rate provided in section 12(a) shall be subject to the following adjustments, which shall be made to the nearest one-hundredth of a share of Common Stock or, if none, to the next lower one-hundredth:

        (1) If the Corporation shall pay to the holders of its Common Stock a dividend in shares of Common Stock, the conversion rate in effect immediately prior to the record date fixed for the determination of the holders of Common Stock entitled to such dividend shall be proportionately increased, effective at the opening of business on the next following full business day.





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       (2)  If the Corporation shall split the outstanding shares of its Common
   Stock into a greater number of shares or combine the outstanding shares into a smaller number, the conversion rate in effect immediately prior to such action shall be proportionately increased in the case of a split or decreased in the case of a combination, effective at the opening of business on the full business day next following the day such action becomes effective.

       (3) If the Corporation shall issue to the holders of its Common Stock rights or warrants to subscribe for or purchase shares of its Common Stock at a price less than 90% of the Current Market Price (as defined below in this paragraph) of the Corporation's Common Stock at the record date fixed for the determination of the holders of Common Stock entitled to such rights or warrants, the conversion rate in effect immediately prior to said record date shall be increased, effective at the opening of business on the next following full business day, to an amount determined by multiplying such conversion rate by a fraction the numerator of which is the number of shares of Common Stock of the Corporation outstanding immediately prior to said record date plus the number of additional shares of its Common Stock offered for subscription or purchase and the denominator of which is said number of shares outstanding immediately prior to said record date plus the number of shares of Common Stock of the Corporation which the aggregate subscription or purchase price of the total number of shares so offered would purchase at the Current Market Price of the Corporation's Common Stock at said record date. The term "Current Market Price" at said record date shall mean the average of the daily last reported sale prices per share of the Corporation's Common Stock on the principal stock exchange on which the Common Stock is then listed during the 20 consecutive full business days commencing with the 30th full business day before said record date, provided that if there was no reported sale on any such day or days there shall be substituted the average of the closing bid and asked quotations on that exchange on that day, and provided further that if the Common Stock was not listed on any stock exchange on any such day or days there shall be substituted the average of the lowest bid and the highest asked quotations in the over-the-counter market on that day.

        (g) No adjustment of the conversion rate provided in section 12(a) shall be made by reason of the issuance of Common Stock for cash except as provided in section 12(f)(3), or by reason of the issuance of Common Stock for property or services. Whenever the conversion rate is adjusted pursuant to section 12(f) the Corporation shall (1) promptly place on file at its principal office and at the office of each of its transfer agents for the Series A Preferred Stock a statement signed by the Chairman of the Board, the President or a Vice President of the Corporation and by its Treasurer or an Assistant Treasurer showing in detail the facts requiring such adjustment and the conversion rate after such adjustment, and shall make such statement available for inspection by shareholders of the Corporation, and (2) cause a notice to be published at least once in a newspaper printed in the English language and of general circulation in the City of Philadelphia, Pennsylvania, or in the Borough of Manhattan, the City of New York, New York, stating that such adjustment has been made and the adjusted conversion rate.

        (h) If the Corporation shall issue to the holders of its Common Stock rights or warrants to subscribe for or purchase shares of its Common Stock or any other security, or if the Corporation shall distribute to the holders of its Common Stock any evidences of indebtedness or any other assets (excluding dividend and distributions in cash), the Corporation shall mail to each holder of record of a share or shares of Series A preferred Stock, at his address as it shall appear on the books of the Corporation, a notice stating the record date fixed or to be fixed for the determination of the holders of Common Stock of record entitled to such issuance or distribution. Such notice shall be mailed at least 10 days before such record date. Failure to mail such notice or any defect therein or failure of any addressee to receive it shall not affect the validity of such issuance or distribution or any vote thereon.

        (i) In case of any reclassification or change in the outstanding shares of Common Stock of the Corporation (except a split or combination of shares) or in case of any consolidation or merger to which the Corporation is a party (except a merger in which the Corporation is the surviving Corporation and which does not result in any reclassification of or change in the outstanding Common Stock of the Corporation except a split or combination of shares) or in case of any sale or conveyance to another corporation of all or substantially all of the property of the Corporation, effective provision shall be made by the Corporation or by the successor or purchasing corporation (1) that the holder of each share of Series A Preferred Stock then outstanding shall thereafter have the right to convert such share into the kind and amount of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Corporation into which such share of Series A Preferred Stock might have been converted immedi-





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
ately prior thereto, and (2) that there shall be subsequent adjustments of the conversion rate which shall be equivalent, as nearly as practicable, to the adjustment provided for inspection 12(f). The provisions of this section 12(i) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales or conveyances.

        (j) Shares of Common Stock issued on conversion of shares of Series A Preferred Stock shall be issued as fully paid shares and shall be nonassessable by the Corporation. The Corporation shall at all times reserve and keep available for the purpose of effecting the conversion of Series A Preferred Stock, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock.

        (k) Shares of Series A Preferred Stock converted as provided herein shall not be reissued.



             $1.80 CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES B

        13. Designation. A series of Preferred Stock designated $1.80 Cumulative Convertible Preferred Stock, Series B (Nonredeemable) (herein called "Series B Preferred Stock") is hereby established consisting of 38,542 shares subject to increase or decrease in the number of shares in accordance with law.

        14. Dividends. The dividend rate of shares of Series B Preferred Stock shall be $1.80 per share per year, payable quarterly on the tenth day of each March, June, September and December. Dividends shall be cumulative from the March 10, June 10, September 10 or December 10 next preceding the date of issue of each share, unless the date of issue is a quarterly dividend payment date or a date between the record date for the determination of holders of $1.80 Cumulative Convertible Preferred Stock, 1971 Series, of Provident National Corporation, a predecessor of the Corporation (such stock having been converted into the Series B Preferred Stock), entitled to receive a quarterly dividend and the date of payment of such quarterly dividend, in either of which events such dividends shall be cumulative from such quarterly dividend payment date.

        15. Liquidation. The amount payable upon shares of Series B Preferred Stock in the event of voluntary or involuntary liquidation of the Corporation, prior to any payment to the holders of Common Stock or of any class or series of stock of the Corporation ranking as to assets subordinate to the Series B Preferred Stock, shall be $40.00 per share plus an amount equal to accrued and unpaid dividends thereon computed to the date on which payment thereof is made available, whether or not earned or declared.

        16. Rank. The Series B Preferred Stock shall rank, as to dividends and assets, equally with the series of Preferred Stock of the Corporation designated $1.80 Cumulative Convertible Preferred Stock, Series A (Redeemable).

        17. Redemption. Shares of Series B Preferred Stock shall not be redeemable.

        18. Voting rights. Each holder of record of Series B Preferred Stock shall have the right to a number of votes equal to the number of full shares of Common Stock into which the share or shares of Series B Preferred Stock standing in his name on the books of the Corporation are at the time convertible.

        19. Conversion provision. (a) Shares of Series B Preferred Stock may, at the option of the holder, be converted into Common Stock of the Corporation (as such stock may be constituted on the conversion date) at the rate of two shares of Common Stock for each share of Series B Preferred Stock, subject to adjustment as provided herein.





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
        (b) the holder of a share or shares of Series B Preferred Stock may exercise the conversion right as to any thereof by delivering to the Corporation during regular business hours, at its principal office or at the office of any of its transfer agents for the Series B Preferred Stock or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for Common Stock are to be issued. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "conversion date". As promptly as practicable thereafter the Corporation shall issue and deliver to or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which he entitled and a check, cash, scrip certificate or other adjustment in respect of any fraction of a share as provided in section 19(d) below. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of such Common Stock of record on the conversion date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a holder of such Common Stock of record on the next succeeding date on which the transfer books are open, but the conversion rate shall be that in effect on the conversion date.

        (c) No payment or adjustment shall be made for dividends accrued on any shares of Series B Preferred Stock converted or for dividends on any shares of Common Stock issuable on conversion.

        (d) The Corporation shall not be required to issue any fraction of a share upon conversion of any share or shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the total number of shares of Series B Preferred Stock so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon conversion, the Corporation shall make an adjustment therefor in cash unless its Board of Directors shall have determined to adjust fractional interests by issuance of scrip certificates or in some other manner. Adjustment in cash shall be made on the basis of the current market value of one share of Common Stock, which shall be taken to the last reported sale price of the Corporation's Common Stock on the principal stock exchange on which the Common Stock is then listed on the last business day before the conversion date or, if there was no reported sale on that day, the average of the closing bid and asked quotations on that exchange on that day or, if the Common Stock is not then listed on any stock exchange, the average of the lowest bid and the highest asked quotations in the over-the-counter market on that day.

        (e) The issuance of Common Stock on conversion of Series B Preferred Stock shall be without charge to the converting holder of Series B Preferred Stock for any tax in respect of the issuance thereof, but the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares in any name other than that of the holder of record on the books of the Corporation of the shares of Series B Preferred Stock converted, and the Corporation shall not be required to issue or deliver any certificate for shares of Common Stock unless and until the person requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

        (f) The conversion rate provided in section 19(a) above shall be subject to the following adjustments, which shall be made to the nearest one-hundredth of a share of Common Stock or, if none, to the next lower one-hundredth:

        (1) If the Corporation shall pay to the holders of its Common Stock a dividend in shares of Common Stock, the conversion rate in effect immediately prior to the record date fixed for the determination of the holders of Common Stock entitled to such dividend shall be proportionately increased, effective at the opening of business on the next following full business day.

        (2) If the Corporation shall split the outstanding shares of its Common Stock into a greater number of shares or combine the outstanding shares into a smaller number, the conversion rate in effect immediately prior to such action shall be proportionately increased in the case of a split or decreased in the case of a combination, effective at the opening of business on the full business day next following the day such action becomes effective.

        (3) If the Corporation shall issue to the holders of its Common Stock rights or warrants to subscribe for or purchase shares of its Common Stock at a price less that 90% of the Current Market Price (as defined below in this paragraph) of the Corporation's Common Stock at the record date fixed for the determination of the holders of Common Stock entitled to such rights or warrants, the conversion rate in effect immediately prior to said record date shall be increased, effective at the opening of business on the next following full business day, to an amount determined by multiplying such conversion rate by a fraction the numerator of which is the number of shares of Common Stock of the Corporation outstanding immediately prior to said record date plus the number of additional shares of its Common Stock offered for subscription or purchase and the denominator of which is said number of shares outstanding immediately prior to said record date plus the number of shares of Common Stock of the Corporation which the aggregate subscription or purchase price of the total number of shares so offered would purchase at the Current Market Price of the Corporation's Common Stock at said record date. The term "Current Market Price" at said record date shall mean the average of the daily last reported sale prices per share of the Corporation's Common Stock on the principal stock exchange on which the Common Stock is then listed during the 20 consecutive full business days commencing with the 30th full business day before said record date, provided that if there was no reported sale on any such day or days there shall be substituted the average of the closing bid and asked quotations on that exchange on that day, and provided further that if the Common Stock was not listed on any stock exchange on any such day or days there shall be substituted the average of the lowest bid and the highest asked quotations in the over-the-counter market on that day.

        (g) No adjustment of the conversion rate provided in section 19(a) above shall be made by reason of the issuance of Common Stock for cash except as provided in section 19(f)(3) above, or by reason of the issuance of Common Stock for property or services. Whenever the conversion rate is adjusted pursuant to section 19(f) above the Corporation shall (1) promptly place on file at its principal office and at the office of each of its transfer agents for the Series B Preferred Stock a statement signed by the Chairman of the Board, the President or a Vice President of the Corporation and by its Treasurer or an Assistant Treasurer showing in detail the facts requiring such adjustment and the conversion rate after such adjustment, and shall make such statement available for inspection by shareholders of the Corporation, and (2) cause a notice to be published at least once in a newspaper printed in the English language and of general circulation in the City of Philadelphia, Pennsylvania, or in the Borough of Manhattan, the City of New York, New York, stating that such adjustment has been made and the adjusted conversion rate.

        (h) If the Corporation shall issue to the holders of its Common Stock rights or warrants to subscribe for or purchase shares of its Common Stock or any other security, or if the Corporation shall distribute to the holders of its Common Stock any evidences of indebtedness or any other assets (excluding dividends and distributions in cash), the Corporation shall mail to each holder of record of a share or shares of Series B Preferred Stock, at his address as it shall appear on the books of the Corporation, a notice stating the record date fixed or to be fixed for the determination of the holders of Common Stock of record entitled to such issuance or distribution. Such notice shall be mailed at least 10 days before such record date. Failure to mail such notice or any defect therein or failure of any addressee to receive it shall not affect the validity of such issuance or distribution or any vote thereon.

        (i) In case of any reclassification or change of the outstanding shares of Common Stock of the Corporation (except a split or combination of shares) or in case of any consolidation or merger to which the Corporation is a party (except a merger in which the Corporation is the surviving corporation and which does not result in any reclassification of or change in the outstanding Common Stock of the Corporation except a split or combination of shares) or in case of any sale or conveyance to another corporation of all substantially all of the property of the Corporation, effective provision shall be made by the Corporation or by the successor or purchasing corporation (i) that the holder of each share of Series B Preferred Stock then outstanding shall thereafter have the right to convert such share into the kind and amount of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Corporation into which such share of Series B Preferred Stock might have been converted immediately prior thereto, and (2) that there shall be subsequent adjustments of the conversion rate which shall be equivalent, as nearly as practicable, to the adjustments provided for in section 19(f) above. The provisions of this section 19(i) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales or conveyances.

        (j) Shares of Common Stock issued on conversion of shares of Series B Preferred Stock shall be issued as fully paid shares and shall be nonassessable by the Corporation. The Corporation shall at all times reserve and keep available for the propose of effecting the conversion of Series B Preferred Stock, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock.

        (k) Shares of Series B Preferred Stock converted as provided herein shall not be reissued.

        20. Retirement or sinking fund. The shares of Series B Preferred Stock shall not be entitled to the benefit of any retirement or sinking fund to be applied to the purchase or redemption of such shares.

                                  COMMON STOCK

        21. Each holder of record of Common Stock shall have the right to one vote for each share of Common Stock standing in his name on the books of the Corporation.


             PROVISIONS APPLICABLE TO ALL CLASSES OF CAPITAL STOCK

        22. No holder of any class of capital stock of the Corporation shall be entitled to cumulate his votes for the election of directors.

        23. No holder of any class of capital stock of the Corporation shall have preemptive rights, and the Corporation shall have the right to issue and to sell to any person or persons any shares of its capital stock or any option rights or any securities having conversion or option rights, without first offering such shares, rights or securities to any holders of any class of capital stock of the Corporation.

        RESOLVED, that a third series of Preferred Stock, par value $1.00, of PNC Financial Corp ("Corporation") is hereby established and that the shares of said series shall have, in addition to the preferences, qualifications, privileges, limitations, restrictions and special or relative rights in respect of Preferred Stock granted or created by law and by the Corporation's Articles of Incorporation, the following preferences, qualifications, privileges, limitations, restrictions and special or relative rights which are hereby fixed and determined:

        1. Designation. A series of Preferred Stock designated "$1.60 Cumulative Convertible Preferred Stock, Series C" (herein called "Series C Preferred Stock") is hereby established, consisting of 1,417,149 shares subject to increase or decrease in the number of shares in accordance with law.

        2. Rank. Series C Preferred Stock shall rank, as to dividends and assets, equally with the Series A Preferred Stock and the Series B Preferred Stock and every other share of capital stock from time to time outstanding which is not Common Stock of the Corporation and which is not specifically made senior or subordinate to the Series C Preferred Stock as to dividends or assets.

        3. Dividends. The dividend rate of shares of this series shall be $1.60 per share per year, payable in equal quarterly installments on the first day of each January, April, July and October. Dividends shall be cumulative from the January 1, April 1, July 1 and October 1 next preceding the date of issue of each share, unless the date of issue is a quarterly dividend payment date or a date between the record date for the determination of holders of record of Series C Preferred Stock entitled to receive a quarterly dividend and the date of payment of such quarterly dividend, in either of which events such dividends shall be cumulative from such dividend payment date.

        4. Liquidation. The amount payable upon shares of Series C Preferred Stock in the event of voluntary or involuntary liquidation of the Corporation, prior to any payment to the holders of Common Stock or of any class or series of stock of the Corporation ranking as to assets subordinate to the Series C Preferred Stock, shall be $20.00 per share plus an amount equal to accrued and unpaid dividends thereon computed to the date on which payment thereof is made available, whether or not earned or declared.

        5. Redemption. Shares of Series C Preferred Stock shall be redeemable at any time after [insert first day of the month following the fifth anniversary of the Effective Date of the Merger] at $20.00 per share plus an amount equal to accrued and unpaid dividends thereon computed to the date fixed for redemption, whether or not earned or declared.

        6. Voting rights. Each holder of record of Series C Preferred Stock shall have the right to a number of votes equal to the number or full shares of Common Stock into which the share or shares of Series C Preferred Stock standing in his name on the books of the Corporation are at the time convertible.

        7. Conversion provisions. (a) Shares of Series C Preferred Stock may, at the option of the holder, be converted into Common Stock of the Corporation (as such stock may be constituted on the conversion date) at the conversion price, determined as hereinafter provided, in effect at the time of conversion, subject to adjustment as provided herein; provided that, as to any shares of Series C Preferred Stock, which shall have been called for redemption, the conversion right shall terminate at the close of business on the date fixed for redemption. The value of each share of Series C Preferred Stock for the purpose of such conversion shall be $20,00. The price at which shares of Common Stock of the Corporation shall be delivered upon conversion (herein called the "conversion price") shall initially be $48.00 per share of Common Stock of the Corporation.

        (b) The holder of a share or shares of Series C Preferred Stock may exercise the conversion right as to any thereof by delivering to the Corporation, during regular business hours, at its principal office or at the office of any of its transfer agents for the Series C Preferred Stock or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for Common Stock are to be issued. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "conversion date". As promptly as practicable thereafter the Corporation shall issue and deliver to or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which he is entitled and cash, scrip certificate or other adjustment in respect of any fraction of a share as provided in section 7(d) below. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of such Common Stock of record on the conversion date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a holder of such Common Stock of record on the next succeeding date on which the transfer books are open, but the conversion price shall be that in effect on the conversion date.

        (c) No payment or adjustment shall be made for dividends accrued on any shares of Series C Preferred Stock converted or for dividends on any shares of Common Stock issuable on conversion.

        (d) The Corporation shall not be required to issue any fraction of a share upon conversion of any share or shares of Series C Preferred Stock. If more than one share of Series C Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the total number or shares of Series C Preferred Stock so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon conversion, the Corporation shall make an adjustment therefor in cash unless its Board of Directors shall have determined to adjust fractional interests by issuance of scrip certificates or in some other manner. Adjustment in cash shall be made on the basis of the current market value of one share of Common Stock, which shall be taken to be the last reported sale price of the Corporation's Common Stock on the principal stock exchange on which the Common Stock is then listed (or if not so listed, on the over-the-counter market) for the last business day before the conversion date or, if there was no reported sale on that day, the last reported sales price on the first preceding day for which such price is available.

        (c) The issuance of Common Stock on conversion of Series C Preferred Stock shall be without charge to the converting holder of Series C Preferred Stock for any tax in respect of the issuance thereof, but the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares in any name other than that of the holder of record on the books of the Corporation of the shares of Series C Preferred Stock converted, and the Corporation shall not be required to issue or deliver any certificate for shares of Common Stock unless and until the person requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

        (f) The conversion price provided in section 7(a) shall be subject to the following adjustments, which shall be made to the nearest cent:

            (1) If the Corporation shall pay to the holders of its Common Stock a dividend in shares of Common Stock, the conversion price in effect immediately prior to the record date fixed for the determination of the holders of Common Stock entitled to such dividend shall be proportionately decreased, effective at the opening of business on the next following full business day.

            (2) If the Corporation shall split the outstanding shares of its Common Stock into a greater number of shares or combine the outstanding shares into a smaller number, the conversion price in effect immediately prior to such action shall be proportionately decreased in the case of a split or increased in the case of a combination, effective at the opening of business on the full business day next following the day such action becomes effective.

            (3) If the Corporation shall issue to the holders of its Common Stock rights or warrants to subscribe for or purchase shares of its Common Stock at a price less than 90% of the Current Market Price (as defined below in this paragraph) of the Corporation's Common Stock at the record date fixed for the determination of the holders of Common Stock entitled to such rights or warrants, the conversion price in effect immediately prior to said record date shall be adjusted, effective at the opening of business on the next following full business day, to an amount determined by multiplying such conversion price by a fraction the numerator of which is the number of shares of Common Stock of the corporation outstanding immediately prior to said record date plus the number of shares of Common Stock of the Corporation which the aggregate subscription or purchase price of the total number of shares so offered would purchase at the Current Market Price of the Corporation's Common Stock at said record date and the denominator of which is said number of shares outstanding immediately prior to said record date plus the number of additional shares of its Common Stock offered for subscription or purchase. The term "Current Market Price" at said record date shall mean the average of the daily last reported sale prices per share of the Corporation's Common Stock on the principal stock exchange on which the Common Stock is then listed (or if not so listed, then on the over-the-counter market) during the 20 consecutive full business days commencing with the 30th full business day before said record date, provided that if there was no reported sale on any such day or days there shall be substituted the average of the closing bid and asked quotations on that day obtained from the market specialist assigned to the Corporation (or a market maker in the case of the over-the-counter market).

            4. The Corporation may make such reductions in the conversion price, in addition to those required by the foregoing provisions, as it considers to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

        (g) No adjustment of the conversion price provided in section 7(a) shall be made by reason of the issuance of Common Stock for cash except as provided in section 7(f)(3), or by reason of the issuance of Common Stock for property or services. Whenever the conversion price is adjusted pursuant to section 7(f) the Corporation shall (1) promptly place on file at its principal office and at the office of each of its transfer agents for the Series C Preferred Stock a statement signed by the Chairman of the Board, the President or a Vice President of the Corporation and by its Treasurer or an Assistant Treasurer showing in detail the facts requiring such adjustment and the conversion price after such adjustment, and shall make such statement available for inspection by shareholders of the Corporation, and (2) cause a notice to be published at least once in a newspaper printed in the English language and of general circulation in the City of Erie, Pennsylvania, and in the Borough of Manhattan, the City of New York, New York, stating that such adjustment has been made and the adjusted conversion price.

        (h) If the Corporation shall issue to the holders of its Common Stock rights or warrants to subscribe for or purchase shares of its Common Stock or any other security, or if the Corporation shall distribute to the holders of its Common Stock any evidences of indebtedness or any other assets (excluding dividends and distributions in cash), the Corporation shall mail to each holder of record of a share or shares of Series C Preferred Stock, at his address as it shall appear on the books of the Corporation, a notice stating the record date fixed or to be fixed for the determination of the holders of Common Stock of record entitled to such issuance or distribution. Such notice shall be mailed at least 10 days before such record date. Failure to mail such notice or any defect therein or failure of any addressee to receive it shall not affect the validity of such issuance or distribution or any vote thereon.

        (i) In case of any reclassification or change in the outstanding shares of Common Stock of the Corporation (except a split or combination of shares) or in case of any consolidation or merger to which the Corporation is a party (except a merger in which the Corporation is the surviving corporation and which does not result in any reclassification of or change in the outstanding Common Stock of the Corporation except an increase in the number of outstanding shares or a split or combination of shares) or in case of any sale or conveyance to another corporation of all or substantially all of the property of the Corporation, effective provision shall be made by the Corporation or by the successor or purchasing corporation (1) that the holder of each share of Series C Preferred Stock then outstanding shall thereafter have the right to convert such share into the kind and amount of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Corporation into which such share of Series C Preferred Stock might have been converted immediately prior thereto, and (2) that there shall be subsequent adjustments of the conversion price which shall be equivalent, as nearly as practicable, to the adjustments provided for in section 7(f). The provisions of this section 7(i) shall similarly apply to successive reclassification, changes, consolidations, mergers, sales or conveyances.

        (j) Shares of Common Stock issued on conversion of shares of Series C Preferred Stock shall be issued as fully paid shares and shall be non-assessable by the Corporation. The Corporation shall at all times reserve and keep available for the purpose of effecting the conversion of Series C Preferred Stock, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of all outstanding shares of Series C Preferred Stock.

        (k) Shares of Series C Preferred Stock converted as provided herein shall not be reissued.

         RESOLVED, that a fourth series of Preferred Stock, par value $1.00, of PNC Financial Corp ("Corporation") is hereby established and that the shares of said series shall have, in addition to the preferences, qualifications, privileges, limitations, restrictions and special or relative rights in respect of Preferred Stock granted or created by law and by the Corporation's Articles of Incorporation, the following preferences, qualifications, privileges, limitations, restrictions and special or relative rights which are hereby fixed and determined:

         1. Designation. A series of Preferred Stock designated "$1.80 Cumulative Convertible Preferred Stock, Series D" (herein called "Series D Preferred Stock") is hereby established, consisting of 1,775,302* shares subject to increase or decrease in the number of shares in accordance with law.

         2. Rank. Series D Preferred Stock shall rank, as to dividends and assets, equally with the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock and every other share of capital stock from time to time outstanding which is not Common Stock of the Corporation and which is not specifically made senior or subordinate to the Series D Preferred Stock as to dividends or assets.

         3. Dividends. The dividend rate of shares of this series shall be $1.80 per share per year, payable in equal quarterly installments on the first day of each January, April, July and October. Dividends shall be cumulative from the January 1, April 1, July 1 and October 1 next preceding the date of issue of each share, unless the date of issue is a quarterly dividend payment date or a date between the record date for the determination of holders of record of Series D Preferred Stock entitled to receive a quarterly dividend and the date of payment of such quarterly dividend, in either of which events such dividends shall be cumulative from such dividend payment date.

         4. Liquidation. The amount payable upon shares of Series D Preferred Stock in the event of voluntary or involuntary liquidation of the Corporation, prior to any payment to the holders of Common Stock or of any class or series of stock of the Corporation ranking as to assets subordinate to the Series D Preferred Stock, shall be $20.00 per share plus an amount equal to accrued and unpaid dividends thereon computed to the date on which payment thereof is made available, whether or not earned or declared.

         5. Redemption. Shares of Series D Preferred Stock shall be redeemable at any time after [insert first day of the month following the fifth anniversary of the Effective Date of the Merger] at $20.00 per share plus an amount equal to accrued and unpaid dividends thereon computed to the date fixed for redemption, whether or not earned or declared.

         6. Voting rights. Each holder of Series D Preferred Stock shall have the right to a number of votes equal to the number of full shares of Common Stock into which the share or shares of Series D Preferred Stock standing in his name on the books of the Corporation are at the time convertible.

         7. Conversion provisions. (a) Shares of Series D Preferred Stock may, at the option of the holder, be converted into Common Stock of the Corporation (as such stock may be constituted on the conversion date) at the conversion price, determined as hereinafter provided, in effect at the time of conversion, subject to adjustment as provided herein; provided that, as to any shares of Series D Preferred Stock which shall have been called for redemption, the conversion right shall terminate at the close of business on the date fixed for redemption. The value of each share of Series D Preferred Stock for the purpose of such conversion shall be $20.00. The price at which shares of Common Stock of the Corporation shall be delivered upon conversion (herein called the "conversion price") shall initially be $48.00 per share of Common Stock of the Corporation.

         (b) The holder of a share or shares of Series D Preferred Stock may exercise the conversion right as to any thereof by delivering to the Corporation, during regular business hours, at its principal office or at the office of any of its transfer agents for the Series D Preferred Stock or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for Common Stock are

- --------
* This number shall be the number of shares of Series D Preferred Stock to be issued in connection with the Merger of Northeastern Bancorp, Inc. with and into PNC Financial Corp pursuant to the terms of a Plan of Merger by and between Northeastern Bancorp, Inc. and PNC Financial Corp dated as of August 16, 1984.

to be issued. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "conversion date". As promptly as practicable thereafter the Corporation shall issue and deliver to or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which he is entitled and cash, scrip certificate or other adjustment in respect of any fraction of a share as provided in section 7(d) below. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of such Common Stock of record on the conversion date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a holder of such Common Stock of record on the next succeeding date on which the transfer books are open, but the conversion price shall be that in effect on the conversion date.

         (c) No payment or adjustment shall be made for dividends accrued on any shares of Series D Preferred Stock converted or for dividends on any shares of Common Stock issuable on conversion.

         (d) The Corporation shall not be required to issue any fraction of a share upon conversion of any share or shares of Series D Preferred Stock. If more than one share of Series D Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the total number of shares of Series D Preferred Stock so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon conversion, the Corporation shall make an adjustment therefor in cash unless its Board of Directors shall have determined to adjust fractional interests by issuance of scrip certificates or in some other manner. Adjustment in cash shall be made on the basis of the current market value of one share of Common Stock, which shall be taken to be the last reported sale price of the Corporation's Common Stock on the principal stock exchange on which the Common Stock is then listed (or if not so listed, on the over-the-counter market) for the last business day before the conversion date or, if there was no reported sale on that day, the last reported sales price on the first preceding day for which such price is available.

         (e) The issuance of Common Stock on conversion of Series D Preferred Stock shall be without charge to the converting holder of Series D Preferred Stock for any tax in respect of the issuance thereof, but the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares in any name other than that of the holder of record on the books of the Corporation of the shares of Series D Preferred Stock converted, and the Corporation shall not be required to issue or deliver any certificate for shares of Common Stock unless and until the person requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

         (f) The conversion price provided in section 7(a) shall be subject to the following adjustments, which shall be made to the nearest cent:

            (1) If the Corporation shall pay to the holders of its Common Stock a dividend in shares of Common Stock, the conversion price in effect immediately prior to the record date fixed for the determination of the holders of Common Stock entitled to such dividend shall be proportionately decreased, effective at the opening of business on the next following full business day.

            (2) If the Corporation shall split the outstanding shares of its Common Stock into a greater number of shares or combine the outstanding shares into a smaller number, the conversion price in effect immediately prior to such action shall be proportionately decreased in the case of a split or increased in the case of a combination, effective at the opening of business on the full business day next following the day such action becomes effective.

            (3) If the Corporation shall issue to the holders of its Common Stock rights or warrants to subscribe for or purchase shares of its Common Stock at a price less than 90% of the Current Market Price (as defined below in this paragraph) of the Corporation's Common Stock at the record date fixed for the determination of the holders of Common Stock entitled to such rights or warrants, the conversion price in effect immediately prior to said record date shall be adjusted, effective at the opening of business on the next following full business day, to an amount determined by multiplying such conversion price by a fraction the numerator of which is the number of shares of Common Stock of the Corporation outstanding immediately prior to said record date plus the number of shares of Common Stock of the Corporation which the aggregate subscription or purchase price of the total number of shares so offered would purchase at the Current Market Price of the Corporation's Common Stock at said record date and the denominator of which is said number of shares outstanding immediately prior to said record date plus the number of additional shares of its Common Stock offered for subscription or purchase. The term "Current Market Price" at said record date shall mean the average of the daily last reported sale prices per share of the Corporation's Common Stock on the principal stock exchange on which the Common Stock is then listed (or if not so listed, then on the over-the-counter market) during the 20 consecutive full business days commencing with the 30th full business day before said record date, provided that if there was no reported sale on any such day or days there shall be substituted the average of the closing bid and asked quotations on that day obtained from the market specialist assigned to the Corporation (or a market maker in the case of the over-the-counter market).

            4. The Corporation may make such reductions in the conversion price, in addition to those required by the foregoing provisions, as it considers to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

         (g) No adjustment of the conversion price provided in section 7(a) shall be made by reason of the issuance of Common Stock for cash except as provided in section 7(f)(3), or by reason of the issuance of Common Stock for property or services. Whenever the conversion price is adjusted pursuant to section 7(f) the Corporation shall (1) promptly place on file at its principal office and at the office of each of its transfer agents for the Series D Preferred Stock a statement signed by the Chairman of the Board, the President or a Vice President of the Corporation and by its Treasurer or an Assistant Treasurer showing in detail the facts requiring such adjustment and the conversion price after such adjustment, and shall make such statement available for inspection by shareholders of the Corporation, and (2) cause a notice to be published at least once in a newspaper printed in the English language and of general circulation in the City of Scranton, Pennsylvania, and in the Borough of Manhattan, the City of New York, New York, stating that such adjustment has been made and the adjusted conversion price.

         (h) If the Corporation shall issue to the holders of its Common Stock rights or warrants to subscribe for or purchase shares of its Common Stock or any other security, or if the Corporation shall distribute to the holders of its Common Stock any evidences of indebtedness or any other assets (excluding dividends and distributions in cash), the Corporation shall mail to each holder a record of a share or shares of Series D Preferred Stock, at his address as it shall appear on the books of the Corporation, a notice stating the record date fixed or to be fixed for the determination of the holders of Common Stock of record entitled to such issuance or distribution. Such notice shall be mailed at least 10 days before such record date. Failure to mail such notice or any defect therein or failure of any addressee to receive it shall not affect the validity of such issuance or distribution or any vote thereon.

         (i) In case of any reclassification or change in the outstanding shares of Common Stock of the Corporation (except a split or combination of shares) or in case of any consolidation or merger to which the Corporation is a party (except a merger in which the Corporation is the surviving corporation and which does not result in any reclassification of or change in the outstanding Common Stock of the Corporation except an increase in the number of outstanding shares or a split or combination of shares) or in case of any sale or conveyance to another corporation of all or substantially all of the property of the Corporation, effective provision shall be made by the Corporation or by the successor or purchasing corporation (1) that the holder of each share of Series D Preferred Stock then outstanding shall thereafter have the right to convert such share into the kind and amount of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Corporation into which such share of Series D Preferred Stock might have been converted immediately prior thereto, and (2) that there shall be subsequent adjustments of the conversion price which shall be equivalent, as nearly as practicable, to the adjustments provided for in section 7(f). The provisions of this section 7(i) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales or conveyances.

         (j) Shares of Common Stock issued on conversion of shares of Series D Preferred Stock shall be issued as fully paid shares and shall be non-assessable by the Corporation. The Corporation shall at all times reserve and keep available for the purpose of effecting the conversion of Series D Preferred Stock, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of all outstanding shares of Series D Preferred Stock.

         (k) Shares of Series D Preferred Stock converted as provided herein shall not be reissued.

Microfilm Number               Filed with the Department of State on FEB 08 1993
                ---------------
Entity Number      754401                            /s/  Brenda K. Mitchell
               ----------------                    Secretary of the Commonwealth

              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB: 15-1915 (Rev 90)

         In compliance with the requirement of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.  The name of the corporation is:   PNC Financial Corp

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

         Pittsburgh National Building
    (a)  Fifth Avenue and Wood Street  Pittsburgh, Pennsylvania 15265  Allegheny
         -----------------------------------------------------------------------
         Number and Street               City             State  Zip   County

    (b)  c/o
         -----------------------------------------------------------------------
         Name of Commercial Registered Office Provider

    For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Pennsylvania Business Corporation Law of 1933

4.  The date of its incorporation is: January 19, 1983

5.  (Check, and if appropriate complete, one of the following):

          The amendment shall be effective upon filing these Articles of ---- Amendment in the Department of State.

      X   The amendment shall be effective on: February 8, 1993  at 12:01 am
    ----                                       -----------------------------
                                                      Date             Hour

6.  (Check one of the following):
          The amendment was adopted by the shareholders (or members) pursuant ---- to 15 Pa.C.S. Section 1914 (a) and (b).
      X   The amendment adopted by the board of directors pursuant to 15
    ----  Pa.C.S. Section 1914 (c).

7.  (Check, and if appropriate complete, one of the following):
      X   The amendment adopted by the corporation, set forth in full, is
    ----  as follows:

                 RESOLVED, that Article 1 of the Articles of Consolidation of this Corporation which presently reads as follows:

                 "1.  The name of the Corporation is:
                 PNC Financial Corp"

                 be and the same amended to read as follows:

                 "1.  The name of the Corporation is:
                 PNC Bank Corp."

          The amendment adopted by the corporation as set forth in full in ---- Exhibit A attached hereto and made a part hereof.

DSCB:15-1915 (Rev. 90)-2

8.  (Check if the amendment restates the Articles):
         The restated Articles of Incorporation supersede the original ---- Articles and all amendments thereto.

         IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by duly authorized officer thereof this 21st day of January 1993.

                                  PNC Financial Corp
                                  ---------------------------------------------
                                  (Name of Corporation)

                               By  /s/ William F. Strome
                                   ------------------------------------------
                               TITLE: Managing General Counsel and Secretary
                                      --------------------------------------

Microfilm Number   9335-1354  Filed with the Department of State on  MAY 10 1993


Entity Number  754401                              /s/  Brenda K. Mitchell
                                                  -----------------------------
                                                  Secretary of the Commonwealth

              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB: 15-1915 (Rev 90)

         In compliance with the requirement of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.  The name of the corporation is:  PNC Bank Corp.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

    (a)  Fifth Avenue and Wood Street  Pittsburgh, Pennsylvania 15265  Allegheny
         -----------------------------------------------------------------------
         Number and Street               City             State  Zip   County

    (b)  c/o
         -----------------------------------------------------------------------
         Name of Commercial Registered Office Provider

    For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Pennsylvania Business Corporation Law of 1933

4.  The date of its incorporation is: January 19, 1983

5.  (Check, and if appropriate complete, one of the following):

      X   The amendment shall be effective upon filing these Articles of
    ----  Amendment in the Department of State.

          The amendment shall be effective on:             at
    ----                                        ------------------------------
                                                    Date              Hour

6.  (Check one of the following):
      X   The amendment was adopted by the shareholders (or members) pursuant
    ----  to 15 Pa.C.S. Section 1914 (a) and (b).
          The amendment was adopted by the board of directors pursuant to ---- 15 Pa.C.S. Section 1914 (c).

7.  (Check, and if appropriate complete, one of the following):
      X   The amendment adopted by the corporation, set forth in full, is
    ----  as follows:

                RESOLVED, that Article VI of the Articles of Incorporation be amended so as to read as follows:

                "The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 470,000,000 shares divided into two classes consisting of 20,000,000 shares of preferred stock of the par value of $1 each ("Preferred Stock") and 450,000,000 shares of common stock of the par value of $5 each ("Common Stock")".

          The amendment adopted by the corporation as set forth in full ---- in Exhibit A attached hereto and made a part hereof.

DSCB:15-1915 (Rev. 90)-2

8.  (Check if the amendment restates the Articles):
         The restated Articles of Incorporation supersede the original ---- Articles and all amendments thereto.

         IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 4th day of May 1993.

                                  PNC Bank Corp.
                                  ---------------------------------------------
                                  (Name of Corporation)

                               By /s/ William F. Strome
                                  ---------------------------------------------
                                  William F. Strome  (Signature)

                               TITLE  Senior Vice President, Managing

                                      -----------------------------------------
                                         General Counsel and Secretary